SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549


FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 19, 1999

Telecommunications Growth & Income Fund L.P.
(Exact name of registrant as specified in charter)


             Virginia	033-26427			59-1482898
(State or other jurisdiction              (Commission	(IRS Employer
      of incorporation)	File Number)	Identification No.)

1525 Wilson Boulevard, Arlington, VA	22209
(Address of principal executive offices)	(Zip Code)


Registrant's telephone number, including area code: 703-247-290

Item 2.  Acquisition or Disposition of Assets.

	(b) The Asset Purchase Agreement.


	On January 19, 1999, Tower Ventures Limited Partnership (Tower Ventures or the Seller) entered into an asset purchase agreement to sell to Pinnacle Towers Inc., a Delaware corporation (Purchaser), all of the tangible and intangible assets used or held for use in connection with Tower Ventures' tower business (the Tower Business) located in Montgomery County,
Pennsylvania.  Pinnacle Towers Inc. is an unaffiliated third party.  The
Tower Business includes a radio tower, associated buildings and equipment. Closing was completed January 19, 1999 (the Closing Date).

	Telecommunications Growth & Income Fund L.P. (TGIF L.P. or the Partnership) owns a 99% general partnership interest in and controls Tower Ventures.

	Total consideration under the asset purchase agreement was $8,531,000 (Purchase Price), which was paid by $7,906,000 in cash to Tower Ventures and $625,000 in cash to be held in escrow until distributed in accordance with the terms of an Escrow Agreement (the Escrow Agreement). On January 19, 1999, Tower Ventures received cash at closing in the amount of $7,797,217, which was the Purchase Price of $8,531,000, net of closing costs of $86,395, the Escrow Deposit of $625,000, adjustments for the seller's pro rata share of 1999 prepaid taxes of $1,582, and the buyer's pro rata share of January lease receipts of $23,970. Additional closing costs of $266,229 were paid after closing for legal fees and sales commissions. A balance of $28,100 in additional sales commissions is due upon collection of the Escrow Deposit.

During the period between the Closing Date and May 17, 1999, the Purchaser has the right to perform due diligence inspections of the Real Property and the Tower Business, to determine whether any latent defects exist in the structural integrity of the tower based on its use as of the Closing Date, and the validity of the Seller's representations in the Purchase Agreement. Purchaser may provide Seller and the Escrow Agent with written notification, no later than May 17, 1999, of any adjustments, up to a maximum of $625,000, to the Purchase Price resulting from the inspection that materially adversely affect the Real Property or the Tower Business. If Purchaser fails to provide Seller and the Escrow Agent with any such notice by May 17, 1999, then Purchaser shall be deemed to have waived any right to adjust the Final Payment, and the Escrow Agent shall release the entire Escrow Deposit and all interest thereon to Seller


Item 7.  Financial Statements and Exhibits

	(b) Pro Forma Financial Information

	The following Unaudited Pro Forma Condensed Consolidated Balance Sheet presents the financial position of the Partnership assuming the sale of the assets of Tower Ventures had occurred on December 31, 1998. The following Unaudited Pro Forma Condensed Consolidated Statement of Operations reflects the results of operations for the 12 months ended December 31, 1998 as if the sale had been completed on January 1, 1998. Such pro forma information is based upon the historical consolidated financial statements of the Partnership and the expected results of a transaction based on an Asset Purchase Agreement for the sale of the tangible and intangible assets used or held for use in connection with the operations of Tower Ventures.

	The Unaudited Pro Forma Condensed Consolidated Balance Sheet includes adjustments related to the sale of the assets of Tower Ventures. The adjustments include elimination of the assets of Tower Ventures and the addition of proceeds in the form of cash and the Escrow Deposit resulting from the sale. The net book value of the assets sold was approximately $1,123,799 at December 31, 1998.

	Revenues and operating, general and administrative expenses presented in the Unaudited Pro Forma Condensed Consolidated Statement of Operations are based on the twelve month historical financial statements of the Partnership. The Pro Forma Condensed Consolidated Statement of Operations includes adjustments related to the elimination of the operations of Tower Ventures and related management fees payable to the general partner of the Partnership and the gain on sale of the assets of Tower Ventures.

	The Unaudited Pro Forma Condensed Consolidated Balance Sheet and Unaudited Pro Forma Combined Statement of Operations should be read in conjunction with the appropriate Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements.

	All of the following unaudited pro forma financial information is based on the January 19, 1999 asset purchase agreement described above and estimated expense adjustments. The actual results may vary from those presented in the Unaudted Pro Forma Condensed Consolidated Financial Statements.

	The Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statement of Operations do not purport to represent what actual financial position and results of operations of the Partnership would have been assuming such transactions had been completed as set forth above, nor do they purport to represent the results of future periods.

TELECOMMUNICATIONS GROWTH & INCOME FUND L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 1998
(UNAUDITED)


                                      Condensed      Pro Forma   Pro Forma
                                      Historical     Adjustments   Amount

Assets:
  Cash and cash equivalents          $1,978,000   $7,525,276 (1) $9,503,276
  Receivables                            13,761      625,000 (1)    638,761
  Net investments in communications
    Businesses                        1,017,133   (1,017,133)(1)      -
  Other                                 113,602     (106,666)(1)      6,936
                                     $3,122,496  $,7,026,477    $10,148,973

Liabilities and Partners' Capital
    (Deficit):
 Current liabilities                    $42,804                     $42,804

  Minority interest in
     Tower Ventures L.P.                  9,959                       9,959

  Minority interest in UMN L.P.          12,877                      12,877

 Partners' capital (deficit)

    General partner                     (32,010)     762,538  (1)   730,528

    Limited partners                  3,088,866    6,263,939  (1) 9,352,805

                    						            3,056,856    7,026,477	    10,083,333

                                     $3,122,496   $7,026,477    $10,148,973


Pro Forma Condensed Consolidated Balance Sheet

	In preparing the Unaudited Pro forma Condensed Consolidated Balance Sheet, the following adjustment has been made, as if the sale of the assets of Tower
Ventures had occurred on December 31, 1999:
(1) Reflects the adjustments to the net assets resulting from a sale of Tower
Ventures.


TELECOMMUNICATIONS GROWTH & INCOME FUND L.P.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998
(UNAUDITED)


                                     					Condensed  	Pro Forma	    Pro Forma
						                                    Historical	 Adjustments	    Amount

Revenues:			                              $775,913  $ (775,913) (1) $   -
Costs and expenses:
  Operating, general and administrative	   157,191	    (83,723) (1)     73,468
  Management fees
    - Affiliates	                      			  41,996	    (36,780) (2)      5,216
    - Others					                           80,874	    (68,874) (1)     12,000
  Depreciation and amortization		           99,551	    (98,010) (1)      1,541

                                       			 379,612	   (287,387)         92,225

Operating income (loss)	                		 396,301    (488,526)       (92,225)

Other income			                         		 144,720       		           144,720
Minority interest in Tower Ventures	        (5,253)	     5,253 (1)	       -

Minority interest in UMN L.P.    	          (1,216)                    (1,216)

Net income (loss)	                     			$534,552	  $(483,273)	   $   51,279


Gain on sale of To6wer Ventures			                  $7,071,015 (3) $7,071,015

Allocations of net income before gain:
  General Partner			                        $5,345			                  $  513
  Limited Partners			                     $529,207			                 $50,766
  Per Limited Partner Unit	              		$ 99.21                     $ 9.52

Allocations of gain on sale of Tower Ventures:
  General Partner								                                            $787,619
  Limited Partners							                                          $6,283,396
  Per Limited Partner Unit				                                  			$ 1,177.99

Pro Forma Condensed Consolidated Statements of Operations

	In preparing the Unaudited Pro Forma Condensed Statements of Operations for the Twelve Months Ending December 31, 1998, the following adjustments have been made as if the sale of the assets of Tower Ventures had occurred on January 1, 1998:
(1) Elimination of operations of Tower Ventures for the twelve months ended December 31, 1998.
(2) Elimination of management fees payable to TGIF, the general partner of the Partnership, that are based on the gross revenues of Tower
Ventures for the twelve months ended December 31, 1998.
(3) Represents the gain resulting from the sale of the assets of Tower
Ventures as if the sale had occurred on January 1, 1998.


SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 29, 1999


				Telecommunications Growth and Income Fund L.P.
				Registrant


By:	Telecommunications Growth and Income Fund
Management Limited Partnership
					General Partner

				By:	Telecommunications Growth and Income Fund,
Inc.
					General Partner

				By:	/s/___________________________________
					Name: B. Eric Sivertsen
					Title: Vice-President, Secretary, Director,
            And Chief Financial and Accounting
            Officer